Promissory Notes Payable	3 Months Ended
Mar. 31, 2017
Debt Disclosure [Abstract]
Promissory Notes Payable

Note 5 — Promissory Notes Payable

During August 2016 and February 2017, the Company issued notes payable to certain shareholders which totaled $950,000. These notes do not bear interest, and are repayable upon the consummation of the Company’s initial merger, capital stock exchange, asset acquisition, or other similar business combination. The terms of these notes state that upon consummation of a Business Combination, the note holders have the option to convert their principal balances into warrants at a price of $1.00 per warrant. The terms of these warrants will be identical to those of the founders’ warrants. However, in connection with the Transactions, the note holders have agreed not to convert the loans into warrants.